                                                                   EXHIBIT 10(b)

                              INTERTAN CANADA LTD.
                              INTERTAN UK LIMITED
                                 INTERTAN, INC.

                       SECOND AMENDMENT TO LOAN AGREEMENT


          The Second Amendment to Loan Agreement (this "Amendment") is dated as
of January       1999 and entered into by and among InterTAN Canada Ltd., as
Canadian Borrower, InterTAN UK Limited, as UK Borrower, InterTAN, Inc., as the Parent, the financial institutions listed on the signature pages hereof (the "Lenders"), Bank of America Canada, a Canadian chartered bank, as agent for the Lenders (the "Agent") and Bank of America National Trust and Savings Association (London Bank), as a Lender and as Security Trustee, and is made with reference to that certain Loan Agreement dated as of December 22, 1997 (as amended and in effect the "Loan Agreement"), by and among the Borrower, the Lenders and the Agent, as amended by the Rectification and Amendment No. 1 dated as of February 24, 1998. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

                                    RECITALS

          WHEREAS the Borrowers have requested that the Agent, Security Trustee and Lenders (i) consent to the sale by the Parent of all of the issued and outstanding shares of the UK Borrower, (ii) release the Liens of the Agent, Lenders and Security Trustee in respect of such shares and the UK Collateral,
(iii) terminate the UK Revolving Credit Facility and all Commitments in respect thereof;

          AND WHEREAS the Agent, Security Trustee and Lenders have agreed to provide such consents and releases upon and subject to the terms hereof;

          AND WHEREAS the Borrowers, the Parent and the Agent and Lenders desire to amend the Loan Agreement to make certain amendments as set forth below;

          NOW, THEREFORE, in consideration of the mutual covenants and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agent, the Security Trustee, the Lenders and the Parent and the Borrowers have agreed as follows:

          Section 1   RELEASES

          1.1  Agent's, Security Trustee's and Lenders' Releases
               -------------------------------------------------

          Each of the Agent, Security Trustee and Lenders hereby releases and discharges any and all claims, charges, Liens (including pursuant to the UK Security Documents) and rights which it or they may have in and to the shares in the capital stock of the UK Borrower and/or the property and assets of the UK Borrower, including the UK Collateral, but excluding the supporting letters of credit referred to in Section 3.1.3 herein, and agrees at the sole expense of the Canadian Borrower and Parent, jointly and severally, to register and file such discharges of Liens as may be required in order to give effect to the foregoing release.

          1.1.2 Each of the Agent, Security Trustee and Lenders hereby releases and discharges the Parent from its guarantee pursuant to Article 13 of the Loan Agreement of the obligations of the UK Borrower.

          1.1.3 The Parent hereby releases and discharges any and all claims, charges, Liens (including pursuant to the UK Note and the UK Intercorporate Security) which it may have in the property and assets of the UK Borrower and agrees at its sole expense to register and file such discharges of Liens as may be required in order to give effect to the foregoing release.

          1.2  Parent's and Borrower's Releases
               --------------------------------

          Each of the Parent and Borrowers hereby releases the Agent, Security Trustee and Lender and their affiliates, officers, directors, employees, advisors or agents from any obligations which any of them may have (and each of the Parent and the Borrowers forever waives any and all rights, claims, causes of actions or proceedings which each of them has, may claim to have or may in the future have), in each case arising in respect of the UK Borrower, the UK Revolving Credit Facility, the UK Security Documents, the UK Collateral or any other matter, act or thing which has occurred or not occurred on or prior to the Second Amendment Effective Date in regard to the UK Borrower, the UK Revolving Credit Facility (and any Loans made or Letters of Credit issued thereunder), the UK Security Documents or the UK Collateral, against or in respect of the Agent, Lenders, the Security Trustee or any of their affiliates, officers, directors, employees, advisors or agents.

          1.3  Authorization/Power of Attorney
               -------------------------------

          Each of the Lenders authorizes and directs BAUK, the Agent and/or the Security Trustee to execute, deliver, do and perform such further instruments, documents and things as it or they may consider appropriate in their discretion to give effect to the foregoing releases and the other terms hereof, including, without limitation, by signing, registering or filing discharges and by releasing interests in insurance policies to the extent applicable to the UK Borrower or its property. Each of the Lenders hereby irrevocably constitutes and appoints BAUK its true and lawful attorney, with full power of substitution, in order to give effect to the foregoing.

          Section 2   AMENDMENTS TO THE LOAN AGREEMENT

          2.1  Termination of UK Revolving Credit Facility
               -------------------------------------------

          The Loan Agreement shall be read and construed in accordance with the following amendments:

          2.1.1 The UK Revolving Credit Facility and all Commitments of the UK Lenders in respect thereof are hereby terminated and for greater certainty, none of the Agent or Lenders have any further obligations under Sections 2.1(b), 2.2(a)(ii) or 2.3 to make any extensions of credit available to the UK Borrower provided, however, that no UK Lender is released from any obligations, liabilities or responsibilities it may have to any Issuing Lender, BAUK or Agent, including pursuant to Section 2.3 (d) and Article 14 of the Loan Agreement.

          2.1.2 The UK Lenders are hereby released as "UK Lenders" and "Lenders" under the Loan Agreement and, for greater certainty, "Lenders" in
Section 1.1 of the Loan Agreement will not include any UK Lenders provided, however, that no UK Lender is released from any obligations, liabilities or responsibilities it may have to any Issuing Lender, BAUK or Agent, including pursuant to Section 2.3 (d) and Article 14 of the Loan Agreement.

          2.1.3 Each of the Agent, BAUK and Security Trustee are hereby released of and from any further obligation or responsibility whatsoever in respect of the UK Borrower, the UK Security Documents, the UK Collateral or the UK Revolving Credit Facility, including under Article 14 and including in respect of any matter, act or thing which has been done or not done or whether may have occurred on or prior to the Second Amendment Effective Date provided, however, that none of the Lenders, BAUK, the Issuing Lenders, nor the Agent is hereby releasing any claims it may have against another of the Lenders in respect of any payment or repayment of any Obligations under the UK Revolving Credit Facility and, for greater certainty, all provisions of the Loan Agreement, and in particular Sections 2.3 (d), 4.3(b), 4.4 and 4.9 and Article 14, shall continue to govern as between the Agent and each of the Lenders in respect of such payments and repayments.

          2.1.4 The term "Borrowers" in the Loan Agreement shall not include the UK Borrower provided that this shall not affect any of the continuing obligations of the Parent and specifically, for the avoidance of doubt, the Parent shall be responsible for the provision of such information as the Agent may from time to time request in regard to any contingent obligations of the Canadian Borrower or Parent in regard to InterTAN UK Limited, any leases in the UK or any tax obligations in the UK.

          2.1.5 The Parent and Canadian Borrower shall, jointly and severally, at their own expense and the Agent and Lenders shall, at the joint expense of the Parent and the Canadian Borrower, forthwith do, execute, deliver and perform such further acts, things and documents requested by the Agent to give effect to the terms hereof, including if requested by the Agent by executing and delivering an amended and restated Loan Agreement together with all evidences of corporate approvals, certified copies of articles and by-laws, certificates of incumbency and legal opinions, all in form satisfactory to the Agent.

          2.1.6 The designation of BAUK as Agent and as Security Trustee, including pursuant to Article 14 of the Loan Agreement, are hereby terminated but without limitation to the rights and remedies of BAUK and the Security Trustee pursuant to the Loan Agreement and the other Loan Documents and, in particular, the provision of Article 14 and Sections 2.3(d), 14.5, 14.16 and
16.9 with regard to any actions taken or not taken while BAUK was Agent or Security Trustee.

          2.1.7 The definition of "Tangible Net Worth" shall be amended so as to read as follows:

          "Tangible Net Worth" means, at any date: (a) book net worth as at the Canadian Borrower's date of determination (but excluding for the purposes of calculating such book net worth any reduction in the amount thereof resulting directly from the sale of the whole of the issued share capital of the UK Borrower to an entity under common ownership and control with The Carphone Warehouse Limited substantially on the terms of the draft share sale agreement dated [4] January 1999) plus (b) the translation adjustment in the equity
                        ----
section of the Canadian Borrower's balance sheet as at such date less (c)
                                                                 ----
(without duplication) all amounts, to the extent not repaid after the Closing Date, which have been paid, whether by loans, repayments, Distributions or otherwise, to any Affiliate after the Closing Date."

          3    CONDITIONS TO EFFECTIVENESS

          3.1  Conditions Precedent
               --------------------

          The Provisions of Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

          3.1.1 Each Borrower and the Parent shall deliver to the Agent (for the Lenders) two originally executed copies of the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

                 A. Resolutions of its Board of Directors or, in the case of the Canadian Borrower, its sole shareholder, approving and authorizing the execution, delivery and performance of the transactions contemplated by this Amendment, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

               B.   Executed copies of this Amendment;

               C. Indemnity by the Parent in favour of BAUK, and in form and substance satisfactory to BAUK, in respect of any sums due and payable (but unpaid) or to become due and payable from the UK Borrower to the UK Inland Revenue as tax withheld by the UK Borrower on interest paid or payable to BAUK or the Agent for the account of Burdale Financial Limited (formerly Burdale Acceptances Limited) on that portion of the UK Revolving Loans as are repayable to Burdale Financial Limited whether on or before the Second Amendment Effective Date;

               D. Executed copy of the share sale agreement, in form and substance reasonably satisfactory to BAUK, to be entered into between the Parent and the identified Buyer (as defined therein) providing for the sale of the whole of the equity share capital of the UK Borrower to the Buyer.

     3.1.2     The UK Borrower shall pay to BAUK:

               A. (Pounds)2,500,000 in respect of the LIBOR Loan, (Pounds)14,020.42 in respect of interest outstanding under the Loan Agreement, (Pounds)6,093 representing amounts due under and pursuant to Section 4.5 of the Loan Agreement, (Pounds)2,199.79 in respect of U.K. Unused Line Fee, (Pounds)958.52 in respect of the LC Fee, (Pounds)944.53 in respect of fees and charges due under and pursuant to
                    Section 3.7 of the Loan Agreement and (Pounds)4,450.04 in respect of the fees and charges due under and pursuant to
                    Section 2.3(g)(ii) of the Loan Agreement, for distribution to the Agent and the UK Lenders in accordance with the provisions of the Loan Agreement; and

               B. a prepayment fee to compensate the UK Lenders for their time and expense and loss of expected bargain in the amount of U.S.$60,000, for distribution pro rata in accordance with the Commitments (calculated immediately prior to the Second Amendment Effective Date) of the UK Lenders.

     3.1.3 The UK Borrower shall deliver to BAUK, in support of such of BAUK's contingent liabilities under or pursuant to the Loan Agreement as are subsisting on or after the Second Amendment Effective Date, standby documentary letters of credit, each issued by Lloyds Bank plc and otherwise on terms and conditions satisfactory to BAUK as follows:

                A. a letter of credit for the sum of (Pounds)86,585 expiring on 22 May 1999 in respect of BAUK's contingent liabilities as Issuing Lender in relation to any BPS denominated Letters of Credit in issue as at the Second Amendment Effective Date;

                B. a letter of credit for the sum of $372,460 expiring on 26 March 1999 in respect of BAUK's contingent liabilities as Issuing Lender in relation to any US$ denominated Letters of Credit in issue as at the Second Amendment Effective Date; and

                C. a letter of credit for the sum of (Pounds)646,007 expiring on 30 June 1999 in respect of the BAUK's contingent liabilities under any VAT deferment guarantee issued by it to HM Customs & Excise in the United Kingdom which is in effect on or after the Second Amendment Effective Date, each such letter of credit to provide, inter alia, for BAUK to be entitled on simple demand, and on any one or more occasions, to require payment to it of an amount equal to any of BAUK's contingent liabilities thereunder (together with any associated costs, fees and expenses) as shall have become, or in the opinion of BAUK, shall be about to become, actual liabilities.

          Section 4 BORROWERS' AND PARENT'S REPRESENTATIONS AND WARRANTIES

          In order to induce the Agent, Security Trustee and Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, each of the Borrowers and Parent represents and warrants to the Agent and each Lender that the following statements are true, correct and complete:

          4.1  Authorization, Validity, and Enforceability of this Amendment.
               --------------------------------------------------------------
Such Borrower or the Parent, as applicable, has the corporate power and authority to execute and deliver this Amendment and to perform the Loan Agreement as amended by this Amendment (the "Amended Agreement"). Such Borrower or the Parent, as applicable, has taken all necessary corporate action (including, without limitation, obtaining approval of its stockholders if necessary) to authorize its execution and delivery of this Amendment and the performance of the Amended Agreement. This Amendment has been duly executed and delivered by such Borrower or the Parent, as applicable, and this Amendment and the Amended Agreement constitute the legal, valid and binding obligations of such Borrower or the Parent, as applicable, enforceable against it in accordance with their respective terms without defence, setoff or counterclaim. Such Borrower's or the Parent's, as applicable, execution and delivery of this Amendment and the performance by such Borrower or the Parent, as applicable, of the Amended Agreement do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of such Borrower or the Parent, as applicable, or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which such Borrower or the Parent, as applicable, is a party or which is binding on it, (b) any Requirement of Law applicable to such Borrower or the Parent, as applicable, or any of its Subsidiaries, or (c) the certificate or articles of incorporation or amalgamation or bylaws of such Borrower or the Parent, as applicable, or any of its Subsidiaries.

          4.2  Governmental Authorization.  No approval, consent, exemption,
               ---------------------------
authorization, or other action by, or notice to, or filing with, any Governmental Authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Borrower or the Parent, as applicable, or any of its Subsidiaries of this Amendment or the Amended Agreement except for such as have been obtained or made and filings required in order to perfect the Agent's security interests.

          4.3  Incorporation of Representations and Warranties From Loan
               ---------------------------------------------------------
Agreement.  The representations and warranties contained in Section 8 (except to
----------
the extent applicable to be UK Borrower or the UK Collateral) of the Loan Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          4.4  Absence of Default.  No event has occurred and is continuing or
               -------------------
will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event or an Event of Default.

          Section 5 MISCELLANEOUS

          5.1  Reference to and Effect on the Loan Agreement and the Other Loan
               ----------------------------------------------------------------
Documents.
----------

               (1) On and after the Second Amendment Effective Date, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Agreement.

               (2) Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents and in, particular, the guarantee by the Parent of the Obligation of the Canadian Borrower as provided in Article 13 of the Loan Agreement, shall remain in full force and effect and are hereby ratified and confirmed.

          (3) Until such time as BAUK has released the Parent from its obligations under its guarantee referred to in Section 3.1.1C (which it shall do when it is satisfied that all sums due and payable (but unpaid) from the UK Borrower to the UK Inland Revenue as referred to in that Section have been unconditionally paid in full and acknowledged as received by the UK Inland Revenue), there shall be included in the reserves which the Agent is entitled to maintain in its Permitted Discretion with respect to the Canadian Availability an amount equal to the maximum contingent liability of the Parent under such guarantee.

               (4) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Loan Agreement or any of the other Loan Documents.

          5.2  Fees and Expenses.  Each of the Parent and the Canadian Borrower
               ------------------
acknowledges that all costs, fees and expenses as described in Section 15.7 of the Loan Agreement incurred by the Agent, Security Trustee and their Canadian and UK counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Canadian Borrower and the Parent provided however that if any amount of such costs, fees and expenses is not paid by the Canadian Borrower or the Parent within 15 business days of any request by BAUK or the Agent, such amount of costs, fees and expenses may be charged to the Canadian Revolving Credit Facility.

          5.3  Prepayment Fee.  In addition to any early termination fee payable
               ---------------
by the Canadian Borrower pursuant to Clause 12 of the Loan Agreement on any termination of the Canadian Revolving Credit Facility at any time during the Term, the Canadian Borrower shall pay to the Agent for distribution pro rata in accordance with the Commitments of the Canadian Lenders a further prepayment fee of US$10,000, such fee to be payable either (i) on termination of the Loan Agreement before the expiry of the Term or (ii) if a Lender ceases (following a request in that respect from the Canadian Borrower) to be a Lender before the expiry of the Term (in which case such terminated Lender shall immediately become entitled to its pro rata share of the US$10,000 prepayment fee), such pro rata distribution to be calculated by reference to the Commitments of the Lenders (calculated immediately prior to the date upon which such termination or cessation shall take effect) provided that Bank of America Canada's pro rata share of such prepayment fee shall be waived in the event that the Revolving Credit Facilities are refinanced by Bank of America NT & SA or any of its affiliates.

          5.4  Captions.  The captions contained in this Amendment are for
               ---------
convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge or restrict any provision.

          5.5  Governing Law.  THIS AMENDMENT SHALL BE INTERPRETED AND THE
               --------------
RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

          5.6  Counterparts; Effectiveness.  This Amendment may be executed in
               ----------------------------
any number of counterparts, and by the Agent, Security Trustee, each Lender, the Parent and the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same amendment; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrowers, the Parent, the Agent, Security Trustee and the Lenders and receipt by the Borrowers and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Loan Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                       SECOND AMENDMENT TO LOAN AGREEMENT

                                 SIGNATURE PAGE




INTERTAN CANADA LTD.                            BANKBOSTON RETAIL FINANCE INC.

By: /s/ David S. Goldberg                       By:  /s/ Francis D. O'Connor
   -------------------------------                 ----------------------------
Name:   David S. Goldberg                       Name:    Francis D. O'Connor
Title:                                          Title:   Director


INTERTAN UK LIMITED                             CONGRESS FINANCIAL CORPORATION

                                                By:  /s/ Daniel H. Laven
By: /s/ James G. Gingerich                         ---------------------------
   -------------------------------              Name:    Daniel H. Laven
Name:   James G. Gingerich                      Title:   Vice-President
Title:

INTERTAN, INC.                                  BANKBOSTON, N.A.

By: /s/ David S. Goldberg                       By:  /s/ Francis D. O'Connor
   -------------------------------                 ----------------------------
Name:   David S. Goldberg                       Name:    Francis D. O'Connor
Title:  Vice President, Secretary               Title:   Director
        and General Counsel

BANK OF AMERICA CANADA, as Agent and as         BURDALE FINANCIAL LIMITED
 Canadian Lender

By: /s/ Robert Kizell                           By: /s/ Morton Z. Schwartz
   -------------------------------                 ----------------------------
Name:   Robert Kizell                           Name:   Morton Z. Schwartz
Title:  Vice-President                          Title:  Director

BANK OF AMERICA NATIONAL TRUST AND SAVINGS
ASSOCIATION (London, England branch), as
Security Trustee and a UK Lender

By: /s/ Thomas F. Wells
   -------------------------------
Name:   Thomas F. Wells
Title:  Vice President

                       SECOND AMENDMENT TO LOAN AGREEMENT

                                 SIGNATURE PAGE




INTERTAN CANADA LTD.                            BANKBOSTON RETAIL FINANCE INC.

By:                                             By:
   -------------------------------                 ----------------------------
Name:                                           Name:
Title:                                          Title:


INTERTAN UK LIMITED                             CONGRESS FINANCIAL CORPORATION

                                                By:
By:                                             Name:
   -------------------------------                   --------------------------
Name:                                           Title:
Title:

INTERTAN, INC.                                  BANKBOSTON, N.A.

By:                                             By:
   -------------------------------                 ----------------------------
Name:                                           Name:
Title:                                          Title:

BANK OF AMERICA CANADA, as Agent and as         BURDALE FINANCIAL LIMITED
 Canadian Lender

By:                                             By:
   -------------------------------                 ----------------------------
Name:  Robert Kizell                            Name:
Title:  Vice-President                          Title:

BANK OF AMERICA NATIONAL TRUST AND SAVINGS
ASSOCIATION (London, England branch), as
Security Trustee and a UK Lender

By:
   -------------------------------
Name:
Title: